                                                                    EXHIBIT 25.1

                                  UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM T-1

                       Statement of eligibility under the Trust
                        Indenture Act of 1939 of a corporation
                             designated to act as trustee

                 __X__Check if an application to determine eligibility
                      of a trustee pursuant to section 305(b)(2)

                       BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                   (Exact name of trustee as specified in its charter)


             300 SOUTH GRAND AVENUE
             LOS ANGELES, CALIFORNIA  90071            13-3347003
             (Address of principal                     (I.R.S. Employer
             executive offices)                        Identification No.)


                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1997-A
               (Exact name of obligor as specified in its charter)

             DELAWARE                                  N/A
             (State or other jurisdiction of           (I.R.S. Employer
             Incorporation or organization)            Identification No.)

                          C/O WILMINGTON TRUST COMPANY
                               RODNEY SQUARE NORTH
                         WILMINGTON, DELAWARE 19890-0001
                    (Address of principal executive offices)


                   CLASS A VARIABLE RATE ASSET-BACKED NOTES
                     (Title of the indenture securities)

          Item 1.     General Information.


          Furnish the following information as to the trustee:


          (a) Name and address of each examining or supervising authority to which it is subject.

          NAME                               ADDRESS
          Office of the Comptroller          1114 Avenue of the
          of the Currency                    Americas, Suite 3900
                                             New York, New York 10036

          (b) Whether it is authorized to exercise corporate trust powers.

          Yes.


          Item 2.     Affiliations with Obligor

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.


          Item 16.  List of Exhibits

          Exhibit 1 -
          Articles of Association as amended on July 29, 1994.

          Exhibit 2 -
          Certificate of the Comptroller of the Currency dated April 14, 1997.

          Exhibit 3 -
          Certification of Fiduciary Powers dated April 14, 1997.

          Exhibit 4 -
          Existing By-Laws of Bankers Trust Company of California, N.A. as amended dated April 22, 1997.

          Exhibit 5 -
          Not Applicable.

          Exhibit 6 -
          Consent of Bankers Trust Company of California, N.A. required by Section 321(b) of the Act.

          Exhibit 7 -
          Reports of Condition of Bankers Trust Company of California, N.A., dated as of December 31, 1996.

                                     SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company of California, N.A., a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 6th day of May, 1997.




                               Bankers Trust Company of California, N.A.
                               By:  /s/ Judy L. Gomez
                               Judy L. Gomez
                               Assistant Vice President

                                    Exhibit 7

"Bank Name","Bankers Trust Company of California, National Association" "City","Los Angeles"
"County","Los Angeles"
"State","CA"
"Zip Code","90071    "
"Certificate Number","26732"
"Call Date","970930"
"Form Number","033"
"Call Report Preparer","Nick Santorelli"
"Phone Number","2122504902"
"State Bank Number","06-0647"
"Charter Type","1"
"RIAD4246",0
"RIAD4247",0
"RIAD4248",0
"RIAD4249",0
"RIAD4505",0
"RIAD4307",0
"RIAD4115",641
"RIAD4027",28
"RIAD4506",0
"RIAD4507",0
"RIAD3657",4183
"RIAD3658",0
"RIAD3659",135
"RIAD4069",0
"RIAD4020",0
"RIAD4107",4987
"RIAD4508",0
"RIAD4509",0
"RIAD4511",0
"RIADA517",0
"RIADA518",0
"RIAD4180",0
"RIAD4185",0
"RIAD4200",0
"RIAD4073",0
"RIAD4074",4987
"RIAD4230",0
"RIAD4243",0
"RIAD4070",37714
"RIAD4080",0
"RIADA220",0
"RIAD5407",4312
"RIAD5408",0
"RIAD4079",42026
"RIAD3521",0
"RIAD3196",0
"RIAD4135",13353
"RIAD4217",2066
"RIAD4092",19505
"RIAD4093",34924
"RIAD4301",12089
"RIAD4302",4644
"RIAD4300",7445
"RIAD4320",0
"RIAD4340",7445
"RIAD4513",0
"RIAD8431",0
"RIAD4150",283
"RIAD4504",0
"RIAD4251",
"RIAD9106","000000"
"RIAD8757",0
"RIAD8758",0
"RIAD8759",0
"RIAD8760",0
"RIAD8761",0
"RIAD8762",0
"RIAD8763",0
"RIADA530","0"
"RIAD4772",
"RIAD3215",138029
"RIAD3216",0
"RIAD3217",138029
"RIAD4340",7445
"RIAD4346",0
"RIAD4356",0
"RIAD4470",0
"RIAD4460",0
"RIAD4411",0
"RIAD4412",0
"RIAD8433",-111
"RIAD4415",0
"RIAD3210",145363
"RIAD4256",0
"RIAD4257",0
"RIAD4258",0
"RIAD4259",0
"RIAD4262",0
"RIAD4263",0
"RIAD4264",0
"RIAD4265",0
"RIAD4266",0
"RIAD4267",0
"RIAD4635",0
"RIAD4605",0
"RIAD4643",0
"RIAD4627",0
"RIAD4268",
"RIAD4269",
"RIAD5443",0
"RIAD5444",0
"RIAD5445",0
"RIAD5446",0
"RIAD5447",0
"RIAD5448",0
"RIAD5449",0
"RIAD5450",0
"RIAD5451",0
"RIAD5452",0
"RIAD5453",0
"RIAD5454",0
"RIAD5455",0
"RIAD5456",0
"RIAD3124",0
"RIAD4605",0
"RIAD4635",0
"RIAD4230",0
"RIAD4815",0
"RIAD3123",0
"RIAD5415",0
"RIAD5416",0
"RIAD5417",0
"TEXT4461",""
"RIAD4461",
"TEXT4462",""
"RIAD4462",
"TEXT4463",""
"RIAD4463",
"RIAD4531",2556
"RIAD5418",0
"RIAD5419",0
"RIAD5420",0
"TEXT4464","I/C Non-Interest Service Expense"
"RIAD4464",5303
"TEXT4467","Indirect Expense D/T BTCo"
"RIAD4467",2433
"TEXT4468","Goodwill Amortization"
"RIAD4468",2556
"TEXT4469",""
"RIAD4469",
"RIAD4486",
"TEXT4487",""
"RIAD4487",
"RIAD4488",
"TEXT4489",""
"RIAD4489",
"RIAD4491",
"TEXT4492",""
"RIAD4492",
"TEXT4493",""
"RIAD4493",
"TEXTA546","Effect of change to GAAP from previous non-GAAP instructions" "RIADA546",0
"TEXT4495",""
"RIAD4495",
"TEXT4496",""
"RIAD4496",
"TEXT4497",""
"RIAD4497",
"TEXT4498",""
"RIAD4498",
"TEXT4499",""
"RIAD4499",
"TEXT4521",""
"RIAD4521",
"TEXT4522",""
"RIAD4522",
"RIAD4769","0"
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"RCON0081",1439
"RCON0071",28680
"RCON1754",0
"RCON1773",94760
"RCON1350",0
"RCON2122",0
"RCON3123",0
"RCON3128",0
"RCON2125",0
"RCON3545",0
"RCON2145",4243
"RCON2150",0
"RCON2130",0
"RCON2155",0
"RCON2143",21960
"RCON2160",6335
"RCON2170",157417
"RCON2200",0
"RCON6631",0
"RCON6636",0
"RCON2800",0
"RCON2840",0
"RCON3548",0
"RCON2332",0
"RCONA547",0
"RCONA548",0
"RCON2920",0
"RCON3200",0
"RCON2930",12054
"RCON2948",12054
"RCON3838",0
"RCON3230",50000
"RCON3839",50000
"RCON3632",45346
"RCON8434",17
"RCON3210",145363
"RCON3300",157417
"RCON6724",
"RCON0020",0
"RCON0080",0
"RCON0083",0
"RCON0085",1439
"RCON0073",0
"RCON0074",28680
"RCON0090",0
"RCON0010",30119
"RCON0050",199
"RCON0211",0
"RCON0213",0
"RCON1286",690
"RCON1287",690
"RCON1289",0
"RCON1290",0
"RCON1291",0
"RCON1293",0
"RCON1294",0
"RCON1295",0
"RCON1297",0
"RCON1298",0
"RCON1676",0
"RCON1677",0
"RCON1678",0
"RCON1679",0
"RCON1681",0
"RCON1686",0
"RCON1690",0
"RCON1691",0
"RCON1694",0
"RCON1695",0
"RCON1696",0
"RCON1697",0
"RCON1698",0
"RCON1699",0
"RCON1701",0
"RCON1702",0
"RCON1703",0
"RCON1705",0
"RCON1706",0
"RCON1707",0
"RCON1709",0
"RCON1710",0
"RCON1711",0
"RCON1713",0
"RCON1714",0
"RCON1715",0
"RCON1716",0
"RCON1717",0
"RCON1718",0
"RCON1719",0
"RCON1731",0
"RCON1732",0
"RCON1733",0
"RCON1734",0
"RCON1735",0
"RCON1736",0
"RCON1737",0
"RCON1738",0
"RCON1739",91021
"RCON1741",91070
"RCON1742",0
"RCON1743",0
"RCON1744",0
"RCON1746",0
"RCONA510",0
"RCONA511",0
"RCON1752",3000
"RCON1753",3000
"RCON1754",0
"RCON1771",0
"RCON1772",94711
"RCON1773",94760
"RCON0416",690
"RCONA549",0
"RCONA550",690
"RCONA551",0
"RCONA552",3787
"RCONA553",77609
"RCONA554",9674
"RCONA555",0
"RCONA556",0
"RCONA557",0
"RCONA558",0
"RCONA559",0
"RCONA560",0
"RCONA561",0
"RCONA562",0
"RCONA248",0
"RCON1778",0
"RCON8780",0
"RCON8781",0
"RCON8782",0
"RCON8783",0
"RCON1415",0
"RCON1420",0
"RCON1797",0
"RCON5367",0
"RCON5368",0
"RCON1460",0
"RCON1480",0
"RCON1506",0
"RCON1507",0
"RCON1517",0
"RCON1513",0
"RCON1516",0
"RCON1590",0
"RCON1763",0
"RCON1764",0
"RCON1755",0
"RCON2008",0
"RCON2011",0
"RCON2081",0
"RCON2107",0
"RCON1545",0
"RCON1564",0
"RCON2165",0
"RCON2123",0
"RCON2122",0
"RCON1617",0
"RCON8691",0
"RCONA564",0
"RCONA565",0
"RCONA566",0
"RCONA567",0
"RCONA568",0
"RCONA569",0
"RCONA570",0
"RCONA571",0
"RCONA572",0
"RCONA573",0
"RCONA574",0
"RCONA575",0
"RCONA247",0
"RCONA577",0
"RCONA578",0
"RCON2746",0
"RCON5369",0
"RCON5370",0
"RCON6999",""
"RCON5562",
"RCON5563",
"RCON5564",
"RCON5565",
"RCON5566",
"RCON5567",
"RCON5568",
"RCON5569",
"RCON5570",
"RCON5571",
"RCON5572",
"RCON5573",
"RCON5574",
"RCON5575",
"RCON6860",""
"RCON5576",
"RCON5577",
"RCON5578",
"RCON5579",
"RCON5580",
"RCON5581",
"RCON5582",
"RCON5583",
"RCON5584",
"RCON5585",
"RCON5586",
"RCON5587",
"RCON5588",
"RCON5589",
"RCON2201",0
"RCON2240",0
"RCON2346",0
"RCON2202",0
"RCON2280",0
"RCON2520",0
"RCON2203",0
"RCON2290",0
"RCON2530",0
"RCON2206",0
"RCON2310",0
"RCON2550",0
"RCON2207",0
"RCON2312",0
"RCON2349",0
"RCON2213",0
"RCON2320",0
"RCON2236",0
"RCON2216",0
"RCON2300",0
"RCON2377",0
"RCON2330",0
"RCON2330",0
"RCON2215",0
"RCON2210",0
"RCON2385",0
"RCON6835",0
"RCON2365",0
"RCON2343",0
"RCON2344",0
"RCONA243",0
"RCONA244",0
"RCON5590",0
"RCON6810",0
"RCON0352",0
"RCON6648",0
"RCON2604",0
"RCON2398",0
"RCONA579",0
"RCONA580",0
"RCONA581",0
"RCONA582",0
"RCONA241",0
"RCONA584",0
"RCONA585",0
"RCONA586",0
"RCONA587",0
"RCONA242",0
"RCON2164",0
"RCON2148",0
"RCONA519",0
"RCONA520",0
"RCON2168",6335
"TEXT3549","Accounts Receivable"
"RCON3549",5108
"TEXT3550",""
"RCON3550",
"TEXT3551",""
"RCON3551",
"RCON2160",6335
"RCON5610",0
"RCON3645",0
"RCON3646",2842
"RCON3049",32
"RCON3000",0
"RCON2938",9180
"TEXT3552","I/C DT BTCo Irvine"
"RCON3552",5167
"TEXT3553","I/C DT BTCo EMS"
"RCON3553",3509
"TEXT3554",""
"RCON3554",
"RCON2930",12054
"RCON3381",28453
"RCON3382",687
"RCON3383",0
"RCON3647",91125
"RCON3648",3000
"RCON3365",0
"RCON3286",0
"RCON3287",0
"RCON3288",0
"RCON3289",0
"RCON3401",0
"RCON3484",0
"RCON3368",156658
"RCON3485",0
"RCON3486",0
"RCON3487",0
"RCONA514",0
"RCONA529",0
"RCON3353",0
"RCON3355",0
"RCON3379",
"RCON3814",0
"RCON3815",0
"RCON3816",0
"RCON6550",0
"RCON3817",0
"RCON3818",0
"RCON3819",0
"RCON3820",0
"RCON3821",0
"RCON3822",0
"RCON3411",0
"RCON3428",0
"RCON3429",0
"RCON3432",0
"RCON3433",914746
"RCONA521",0
"RCONA522",0
"RCONA523",0
"RCONA524",0
"RCONA249",0
"RCONA250",0
"RCONA534",0
"RCONA535",0
"RCON8765",0
"RCON3430",0
"TEXT3555",""
"RCON3555",
"TEXT3556",""
"RCON3556",
"TEXT3557",""
"RCON3557",
"TEXT3558",""
"RCON3558",
"RCON5591",0
"TEXT5592",""
"RCON5592",
"TEXT5593",""
"RCON5593",
"TEXT5594",""
"RCON5594",
"TEXT5595",""
"RCON5595",
"RCON8693",0
"RCON8694",0
"RCON8695",0
"RCON8696",0
"RCON8697",0
"RCON8698",0
"RCON8699",0
"RCON8700",0
"RCON8701",0
"RCON8702",0
"RCON8703",0
"RCON8704",0
"RCON8705",0
"RCON8706",0
"RCON8707",0
"RCON8708",0
"RCON8709",0
"RCON8710",0
"RCON8711",0
"RCON8712",0
"RCON8713",0
"RCON8714",0
"RCON8715",0
"RCON8716",0
"RCON3450",0
"RCON3826",0
"RCON8719",0
"RCON8720",0
"RCONA126",0
"RCONA127",0
"RCON8723",0
"RCON8724",0
"RCON8725",0
"RCON8726",0
"RCON8727",0
"RCON8728",0
"RCON8729",0
"RCON8730",0
"RCON8731",0
"RCON8732",0
"RCONA589",0
"RCON8733",0
"RCON8734",0
"RCON8735",0
"RCON8736",0
"RCON8737",0
"RCON8738",0
"RCON8739",0
"RCON8740",0
"RCON8741",0
"RCON8742",0
"RCON8743",0
"RCON8744",0
"RCON8745",0
"RCON8746",0
"RCON8747",0
"RCON8748",0
"RCON8749",0
"RCON8750",0
"RCON8751",0
"RCON8752",0
"RCON8753",0
"RCON8754",0
"RCON8755",0
"RCON8756",0
"RCON3833",0
"RCON3834",0
"RCON6164",0
"RCON6165",0
"RCON3405",0
"RCON5500",0
"RCON5501",0
"RCON5502",0
"RCON5503",0
"RCON5504",0
"RCON5505",0
"RCON3164",0
"RCONA590",0
"RCON5506",0
"RCON5507",18455
"RCON3163",3505
"RCON2143",21960
"RCON6442",0
"RCON3295",0
"RCON5372",0
"RCON5508",0
"RCON5509",0
"RCON5510",0
"RCON5511",0
"RCON5512",0
"RCON2150",0
"RCON5374",0
"RCON5375",0
"RCON2130",0
"RCON3778",0
"RCON6441",0
"RCON8427",0
"RCON8428",0
"RCON8429",0
"RCON8430",0
"RCON8784",0
"RCONA525",0
"RCONA526",0
"RCONA591",0
"RCON3836",
"RCON1210",0
"RCON1211",0
"RCON1212",0
"RCON1214",0
"RCON1215",0
"RCON1216",0
"RCON1218",0
"RCON1219",0
"RCON1220",0
"RCON1222",0
"RCON1223",0
"RCON1224",0
"RCON1226",0
"RCON1227",0
"RCON1228",0
"RCON3505",0
"RCON3506",0
"RCON3507",0
"RCON5612",0
"RCON5613",0
"RCON5614",0
"RCON5615",0
"RCON5616",0
"RCON5617",0
"RCON1658",0
"RCON1659",0
"RCON1661",0
"RCON1230",
"RCON1231",
"RCON1232",
"RCON5421",0
"RCON5422",0
"RCON5423",0
"RCON5424",0
"RCON5425",0
"RCON5426",0
"RCON5427",0
"RCON5428",0
"RCON5429",0
"RCON5430",0
"RCON5431",0
"RCON5432",0
"RCON5433",0
"RCON5434",0
"RCON5435",0
"RCON5436",0
"RCON5437",0
"RCON5438",0
"RCON5439",0
"RCON5440",0
"RCON5441",0
"RCON0030",
"RCON0031",0
"RCON0032",0
"RCON3510",
"RCON3512",0
"RCON3514",0
"RCON3520",0
"RCON2211",0
"RCON2351",0
"RCON5514",0
"RCON2314",0
"RCON2315",0
"RCON5516",0
"RCON5517",0
"RCONA531",
"RCONA532",
"RCONA533",
"RCON8432",0
"RCON8785",0
"RCONA181",0
"RCONA182",0
"RCONA527",0
"RCONA528",0
"RCON2702",0
"RCON3779",
"RCON2710",0
"RCON2722",0
"RCON6861","0"
"RCON5597",
"TEXTA545","N/A"
"RCONA545","N/A"
"TEXT8901","Foy B. Hester, Vice President & Controller"
"TEXT8902","2122506418"
"RCON6056","1"
"RCONA515",0
"RCONA516",0
"RCON8274",123385
"RCON8275",0
"RCON3792",123385
"RCONA222",0
"RCONA223",129290
"RCONA224",134698
"RCON5163",
"RCON3796",
"RCON5165",
"RCON3801",
"RCON3802",
"RCON3803",
"RCON3804",
"RCON3805",
"RCON3806",
"RCON3807",
"RCON8764",
"RCON3809",
"RCON8766",
"RCON8767",
"RCON3812",
"RCON8769",
"RCON8770",
"RCON8771",
"RCON8772",
"RCON8773",
"RCON8774",
"RCON8775",
"RCON8776",
"RCON8777",
"RCON8778",
"RCON8779",
"RCONA000",
"RCONA001",
"RCONA002",
"RCON6979","0"
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"RCON3561",0
"RCON3562",0
"RCON7701",0.00
"RCON7702",0.00
"TEXT8903","Foy B. Hester, Vice President & Controller"
"TEXT8904","2122506418"